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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 19, 2003


                              CINCINNATI BELL INC.
             (Exact name of registrant as specified in its charter)


             Ohio                        1-8519                  31-1056105
 (State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

            201 East Fourth Street
               Cincinnati, Ohio                                      45202
   (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (513) 397-9900



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FORM 8-K                                                  CINCINNATI BELL INC.


ITEM 5. OTHER EVENTS.

     Cincinnati Bell Inc. announced that Thomas L. Schilling has stepped down as chief financial officer of the company, effective August 17, 2003, and will serve as a consultant to the company through the end of the year. A copy of the Company's press release is attached as Exhibit 99.1






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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CINCINNATI BELL INC.


                                        By: /s/ Christopher J. Wilson
                                            ----------------------------------
                                            Christopher J. Wilson
                                            Vice President and General Counsel




Date:  August 19, 2003



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                                  Exhibit Index


  Exhibit No.                    Exhibit                            Page No.
  -----------                    -------                            --------

     99.1            Press Release of the Company dated
                     August 18, 2003